EXHIBIT 10.1

SUBSCRIPTION AGREEMENT
CommunityOne Bancorp
1017 East Morehead Street
Charlotte, NC 28204
Ladies and Gentlemen:
The undersigned (the “Investor”) hereby confirms its agreement with you as follows:
1. This Subscription Agreement (this “Agreement”) is entered into by and between CommunityOne Bancorp, a North Carolina corporation (the “Company”), and the Investor listed on the signature page hereto, and is made as of the date of the Company’s acceptance hereof (the “Acceptance Date”).
2. The Company is proposing to issue and sell to certain investors in a private offering shares of the Company’s common stock (the “Common Stock” or “Common Shares”) at a purchase price per share of the lower of (i) the closing price of the Common Stock on the NASDAQ Global Select Market (“NASDAQ”) on the second to last trading day prior to the Closing Date and (ii) $10.56 (the “Per Share Purchase Price”). The Common Shares are being offered only to Persons who are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a private placement exemption from registration under the Securities Act.
3. The Company and the Investor agree that, upon the terms and subject to the Terms and Conditions for the Purchase of Common Shares attached hereto as Annex A and incorporated herein by reference as if fully set forth herein, the Investor will purchase from the Company and the Company will issue and sell to the Investor, the number of Common Shares equal to (i) the dollar amount subscribed as indicated on the signature page hereto, divided by (ii) the Per Share Purchase Price (rounded down to the nearest whole share) (the “Subscribed Securities”), for the subscription amount set forth on the signature page hereto (the “Purchase Price”); provided that following the issuance of the Subscribed Securities, the Investor shall not hold more than 4.99% of the Common Shares outstanding on the Closing Date; provided, further, that this condition shall not be applicable to Carlyle Financial Services Harbor, L.P. (“Carlyle”) or Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P. (together, “Oak Hill”) or any of their respective Affiliates, whose holdings following the purchase of their respective Subscribed Securities shall not exceed 24.9% of the Common Shares outstanding on the Closing Date. The Subscribed Securities purchased by the Investor will be delivered in certificated form, registered in the Investor’s name and address as set forth below, and will be released by Broadridge Corporate Issuer Solutions, Inc., the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing, or if uncertificated, the Transfer Agent will register such shares in the name of the Investor and deliver evidence of such registration to the Investor.
4. In agreeing to purchase Common Shares pursuant hereto, the Investor is making the representations and warranties set forth in the Terms and Conditions for the Purchase of Common Shares.

EXHIBIT 10.1

5. Capitalized terms used but not defined herein have the meanings ascribed to them in the Terms and Conditions for the Purchase of Common Shares.

EXHIBIT 10.1

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Subscription Amount in U.S. dollars $ ___________________
Name of Investor: ___________________________________
By: _______________________________________________
Print Name: ________________________________________
Title: ______________________________________________
Mailing Address:     ____________________________________
____________________________________
____________________________________
Type of Entity:     ____________________________________
Jurisdiction of Organization: ____________________________
Tax ID No.: _________________________________________
Contact Name: _______________________________________
Telephone: __________________________________________
Facsimile: ___________________________________________
Email Address: _______________________________________
Name under which Common Shares should be issued (if different from above): _________________________________________
Address to which share certificates or statement of ownership should be sent (if different from mailing address above):________
_____________________________________________________
_____________________________________________________________________________________

Agreed and accepted as of December 29, 2014:
COMMUNITYONE BANCORP

By:     ___________________________
Name:     Robert L. Reid
Title:     President & Chief Executive Officer
_____________________________________________________________________________________

EXHIBIT 10.1

INSTRUCTION SHEET FOR INVESTOR
(to be read in conjunction with the entire Agreement)
Complete the following items in the Agreement:
1.    Provide the information regarding the Investor requested on the signature page to the Agreement. The Agreement must be executed by an individual authorized to bind the Investor.
2.    If the Investor is purchasing Common Shares for more than one investor account, it may either (i) complete a separate Agreement for each such account, in which case a separate wire transfer (or other acceptable forms of payment) must be made by or on behalf of such account for the Common Shares it will purchase and a separate issuance of Common Shares will be made by the Transfer Agent to each account, or (ii) complete a single Agreement for all such accounts, in which case only one wire transfer (or other acceptable forms of payment) need be made for the Common Shares to be purchased for all such accounts (but all such Common Shares will be issued to a single account specified by the Investor) and the information called for on the signature page hereof must be completed for each account.
3.    Return the signed Agreement to:
Beth S. DeSimone
Email: beth.desimone@community1.com
4.    Please note that all payments must be made in U.S. dollars by wire transfer of immediately available funds to the account provided to the Investor by the Company by noon on the Closing Date pursuant to Section 1.1(b)(ii) of the attached Terms and Conditions for the Purchase of Common Shares.
An executed Agreement or a facsimile transmission thereof must be received by such time on such date as you are advised.

EXHIBIT 10.1

ANNEX A TO THE SUBSCRIPTION AGREEMENT
TERMS AND CONDITIONS FOR THE PURCHASE OF COMMON SHARES

TABLE OF CONTENTS
Page

ARTICLE 1 CLOSING........................................................................................................		1
1.1	Closing; Deliverables for the Closing; Conditions of the Closing......................	1
ARTICLE 2 REPRESENTATIONS AND WARRANTIES.................................................		3
2.1	Representations and Warranties of the Company................................................	3
2.2	Representations and Warranties of the Investor..................................................	13
ARTICLE 3 COVENANTS.................................................................................................		15
3.1	Confidentiality...........................................................................................................	15
3.2	Most Favored Nation; Other Private Placements................................................	15
3.3	Reasonable Best Efforts......................................................................................	16
3.4	Legend..................................................................................................................	16
3.5	Registration Rights..............................................................................................	16
3.6	Exchange Listing.................................................................................................	25
3.7	Continued Listing................................................................................................	25
3.8	Rule 144A Information Requirement..................................................................	25
ARTICLE 4 TERMINATION..............................................................................................		26
4.1	Termination...........................................................................................................	26
4.2	Effects of Termination.........................................................................................	26
ARTICLE 5 INDEMNITY....................................................................................................		27
5.1	Indemnification by the Company........................................................................	27
5.2	Indemnification by the Investor..........................................................................	28
5.3	Notification of Claims.........................................................................................	29
5.4	Indemnification Payment....................................................................................	30
5.5	Exclusive Remedies............................................................................................	30
ARTICLE 6 MISCELLANEOUS........................................................................................		31
6.1	Survival..................................................................................................................	31
6.2	Other Definitions.................................................................................................	31
6.3	Amendment and Waivers....................................................................................	34
6.4	Counterparts and Facsimile.................................................................................	34
6.5	Governing Law....................................................................................................	34
6.6	Jurisdiction............................................................................................................	34
6.7	WAIVER OF JURY TRIAL................................................................................	35
6.8	Notices..................................................................................................................	35
6.9	Entire Agreement................................................................................................	35
6.10	Successors and Assigns.......................................................................................	35
6.11	Severability............................................................................................................	36
6.12	Third Party Beneficiaries....................................................................................	36
6.13	Expenses...............................................................................................................	36
6.14	Public Announcements........................................................................................	36
6.15	Independent Nature of Investor’s Obligations and Rights..................................	36

EXHIBIT 10.1

6.16	Specific Performance..........................................................................................	37
6.17	No Recourse; Limitation of Liability.................................................................	37

Appendix I: Selling Shareholder Questionnaire

EXHIBIT 10.1

INDEX OF DEFINED TERMS

Defined Term	Section
Acceptance Date	Subscription Agreement
Action	2.1(g)
Affiliate	6.2(a)
Agreement	Subscription Agreement
Agreements	Recitals
Anti-Money Laundering Laws	2.1(p)
Bank	2.1(a)
Benefit Plans	2.1(aa)
BHC Act	2.1(a)
Business Day	6.2(b)
Capital Stock	6.2(c)
Capitalization Date	2.1(c)
Carlyle	Subscription Agreement
Closing	1.1(a)
Closing Date	1.1(a)
Code	6.2(d)
Common Shares	Subscription Agreement
Common Stock	Subscription Agreement
Company	Subscription Agreement
Company Financial Statements	2.1(h)
Company Indemnified Parties	5.2(a)
Company Insurance Policies	2.1(x)
Company Preferred Stock	2.1(c)
Company Reports	2.1(k)
Company Specified Representations	6.2(e)
Company Subsidiaries	2.1(b)
Confidentiality Agreement	3.1
control, controlling, controlled by and under common control with	6.2(a)
De Minimis Amount	5.1(b)
Deductible	5.1(b)
Effective Date	3.5(j)(i)
Effectiveness Deadline	3.5(j)(ii)
Environmental Laws	6.2(f)
ERISA	2.1(aa)
ERISA Affiliate	2.1(aa)
Exchange Act	2.1(k)
FCPA	2.1(o)
FDIC	2.1(b)
Filing Deadline	3.5(a)(i)
finally determined	5.4
GAAP	2.1(h)
Governmental Consent	6.2(g)
Governmental Entity	6.2(h)

EXHIBIT 10.1

Governmental Licenses	2.1(t)
Holder	3.5(j)(iii)
Holders’ Counsel	3.5(j)(iv)
Indemnified Party	5.3(a)
Indemnifying Party	5.3(a)
Indemnitee	3.5(g)(i)
Intellectual Property	2.1(z)
Investment	Recitals
Investment Manager	2.2(g)
Investor	Subscription Agreement
Investor Indemnified Parties	5.1(a)
Investor Specified Representations	6.2(i)
Knowledge	6.2(j)
Law	2.1(u)
Lead Investor	5.1(c)
Liens	2.1(e)
Losses	6.2(k)
Material Adverse Effect	6.2(l)
Material Contracts	2.1(w)
NASDAQ	Subscription Agreement
Oak Hill	Subscription Agreement
OFAC	2.1(q)
Other Investors	Recitals
Other Private Placements	Recitals
Per Share Purchase Price	Subscription Agreement
Person	6.2(m)
Previously Disclosed	6.2(n)
Purchase Price	Subscription Agreement
Register, registered and registration	3.5(j)(v)
Registrable Securities	3.5(j)(vi)
Registration Expenses	3.5(j)(vii)
Regulatory Agreement	2.1(v)
Rule 144	6.2(o)
Sanctioned Country	2.1(q)
Sanctions	2.1(q)
SEC	6.2(p)
SEC Guidance	3.5(j)(viii)
Securities Act	Subscription Agreement
Selling Expenses	3.5(j)(ix)
Shelf Registration Statement	3.5(a)(i)
Subscribed Securities	Subscription Agreement
Suspension Period	3.5(d)
Tax or Taxes	6.2(q)
Tax Return	6.2(r)
Third Party Claim	5.3(a)
Transfer Agent	Subscription Agreement

EXHIBIT 10.1

Voting Debt	2.1(c)

EXHIBIT 10.1

RECITALS
A.    The Investment. The Company intends to issue and sell to the Investor, and the Investor intends to purchase from the Company, on the terms and subject to the conditions described herein, the Subscribed Securities (the “Investment”).
B.    Other Private Placements. The Company also intends to enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Common Shares to them, with the closing of such sales to occur simultaneously with the Closing (the “Other Private Placements”). This Agreement and the subscription agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”
ARTICLE 1

CLOSING
1.1    Closing; Deliverables for the Closing; Conditions of the Closing.

(a)Closing. Unless this Agreement has been terminated pursuant to Article 4, and subject to the satisfaction (or, to the extent permitted, the waiver) of the conditions set forth in Section 1.1(c), the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Arnold & Porter LLP, located at 555 Twelfth St., N.W., Washington, D.C., 20004, or remotely via the electronic or other exchange of documents and signature pages, on December 30, 2014 (which date shall be the same date as the date of closing of the Other Private Placements), or at such other place or such other date as agreed to in writing by the parties hereto (the “Closing Date”).

(b)Closing Deliverables. Subject to the satisfaction or waiver on the Closing Date of the conditions to the Closing set forth in Section 1.1(c), at the Closing the parties shall make the following deliveries:
(i)the Company shall deliver to the Investor one or more certificates evidencing the Subscribed Securities registered in the name of the Investor (or if shares of the Company’s capital stock are uncertificated, cause the Transfer Agent to issue and register such shares, in book-entry form, in the name of the Investor and deliver evidence of such registration to the Investor);

(ii)the Investor shall deliver the Purchase Price, by wire transfer of immediately available funds to the account provided to the Investor by the Company by noon on the Closing Date; and

(iii)the Company shall deliver to the Investor such other documents expressly required by this Agreement.

EXHIBIT 10.1

(c)Closing Conditions.

(i)The obligation of the Investor to consummate the purchase of the Subscribed Securities provided for in this Agreement is subject to the satisfaction or written waiver by the Investor of the following conditions at the Closing:

(A)The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date, except to the extent that the failure to be true and correct (without regard to any materiality or Material Adverse Effect qualifications contained therein), would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and except that representations and warranties made as of a specified date shall be true and correct as of such date;

(B)The Company shall have performed and complied with, in all material respects, all agreements, covenants and conditions required by this Agreement to be performed by it on or prior to the Closing Date;

(C)The Investor shall have received a certificate, dated as of the Closing Date, signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.1(c)(i)(A) and Section 1.1(c)(i)(B) have been satisfied on and as of the Closing Date;

(D)Since the date of this Agreement, a Material Adverse Effect shall not have occurred and no change or other event shall have occurred that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(E)The Subscribed Securities to be purchased pursuant to this Agreement shall have been authorized for listing on NASDAQ, subject to official notice of issuance;

(F)The Company shall have received (or shall receive concurrently with the Closing) gross proceeds from the Other Private Placements in an aggregate amount, together with the Purchase Price, of not less than $25 million;

(G)There shall be no provision of any Law and no judgment, injunction, order or decree prohibiting the Closing or prohibiting or restricting the Investor from owning or voting any Subscribed Securities to be purchased pursuant to this Agreement; and

(H)The Company shall have caused the Investor to receive an opinion from Katherine Trotter, Esq., Senior Vice President and Counsel for the Company, with respect to matters regarding North Carolina state law, and an opinion from Arnold & Porter LLP, counsel to the Company, with respect to matters regarding federal or New York state law, in form and substance reasonably satisfactory to the Lead Investors;

(ii)The obligation of the Company to consummate the Closing is subject to the satisfaction or written waiver by the Company of the following conditions prior to the Closing:

EXHIBIT 10.1

(A)The representations and warranties of the Investor set forth in this Agreement shall be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date except where the failure to be true and correct (without regard to any materiality qualifications contained therein) would not materially adversely affect the ability of the Investor to perform its obligations hereunder (and except that representations and warranties made as of a specified date shall be true and correct as of such date);

(B)The Investor shall have performed and complied with, in all material respects, all agreements, covenants and conditions required by this Agreement to be performed by it on or prior to the Closing Date;

(C)The Investor would not own or control in excess of 4.99% (or, in the case of Carlyle, Oak Hill or any of their respective Affiliates, 24.9%) of the outstanding Common Shares (or securities or other instruments that are immediately convertible at the option of the Investor into Common Shares) immediately following the Closing; and

(D)There shall be no provision of any Law and no judgment, injunction, order or decree prohibiting the Closing or prohibiting or restricting the Investor from owning or voting any Subscribed Securities.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1    Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor, as of the date of this Agreement and as of the Closing Date (except for the representations and warranties that are as of a specific date, which shall be made as of that date) that:

(a)Organization and Authority. The Company is a corporation, duly organized and validly existing under the laws of the State of North Carolina. CommunityOne Bank, N.A. (the “Bank”) has been duly organized and is validly existing and is authorized to transact the business of banking under the laws of the United States. Each of the Company and the Bank is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified except where any failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has the corporate or other organizational power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (“BHC Act”).

(b)Company Subsidiaries. Except as Previously Disclosed, the Company holds, directly or indirectly, all of the capital stock of the Bank, FNB United Statutory Trust I, FNB United Statutory Trust II and Catawba Valley Capital Trust II (collectively, the “Company Subsidiaries”) free and clear of any Liens. The Bank is the only “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X). Except for the Company Subsidiaries, the Company does not own beneficially or of record, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. The deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) to the fullest

EXHIBIT 10.1

extent permitted by the Federal Deposit Insurance Act, as amended, and the rules and regulations of the FDIC thereunder, and all premiums and assessments required to be paid in connection therewith have been paid when due (after giving effect to any applicable extensions), and no proceeding for the revocation or termination of such insurance is pending or, to the Knowledge of the Company, threatened.

(c)Capitalization. As of the date hereof, the authorized Capital Stock of the Company consists of (i) 2,500,000,000 shares of Common Stock, no par value per share, and (ii) 15,000,000 shares of preferred stock, par value $1.00 per share (the “Company Preferred Stock”), of which 200,000 has been authorized as Series A, par value $10.00 per share. As of the close of business on November 30, 2014 (the “Capitalization Date”), there were 21,821,631 shares of Common Stock outstanding and no Company Preferred Stock outstanding. Since the Capitalization Date, except in connection with this Agreement and the transactions contemplated hereby, including the Investment and the Other Private Placements, the Company has not (i) issued or authorized the issuance of any shares of Common Stock or Company Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Company Preferred Stock, (ii) reserved for issuance any shares of Common Stock or Company Preferred Stock or (iii) repurchased or redeemed, or authorized the repurchase or redemption of, any shares of Common Stock or Company Preferred Stock. As of the close of business on the Capitalization Date, other than in respect of awards outstanding under or pursuant to the Benefit Plans in respect of which an aggregate of 327,760 shares of Common Stock have been reserved for issuance, no shares of Common Stock or Company Preferred Stock were reserved for issuance. All of the issued and outstanding shares of Common Stock and Company Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and, except as Previously Disclosed, free of preemptive rights. None of the outstanding shares of Capital Stock or other securities of the Company or any of the Company Subsidiaries was issued, sold or offered by the Company or any Company Subsidiary in violation of the Securities Act or the securities or blue sky laws of any state or jurisdiction, or any applicable securities laws in the relevant jurisdictions outside of the United States. No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the shareholders of the Company may vote (“Voting Debt”) are issued and outstanding. As of the date of this Agreement, except as described in this Section 2.1(c), the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of, or securities or rights convertible into or exchangeable or exercisable for, any shares of Common Stock or Company Preferred Stock or any other equity securities of the Company or Voting Debt or any securities representing the right to purchase or otherwise receive any shares of Capital Stock of the Company (including any rights plan or agreement).

(d)Authorization. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no further approval or authorization is required on the part of the Company or its shareholders. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investor, is the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles (whether applied in equity or at law).

(e)No Conflicts. Neither the execution and delivery by the Company of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the

EXHIBIT 10.1

Company with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or result in the loss of any benefit or creation of any right on the part of any third party under, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any liens, charges, adverse rights or claims, pledges, covenants, title defects, security interests and other encumbrances of any kind (“Liens”) upon any of the properties or assets of the Company or any Company Subsidiary, under any of the terms, conditions or provisions of (1) the articles of incorporation or bylaws (or similar governing documents) of the Company or any Company Subsidiary or (2) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any of the Company Subsidiaries is a party or by which it may be bound, or to which the Company or any of the Company Subsidiaries, or any of the properties or assets of the Company or any of the Company Subsidiaries may be subject, or (B) violate any Law applicable to the Company or any of the Company Subsidiaries or any of their respective properties or assets except in the case of clauses (A)(2) and (B) for such violations, conflicts and breaches as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(f)Governmental Consents. No Governmental Consents are necessary for the execution and delivery of this Agreement or for the sale by the Company of the Subscribed Securities to the Investor pursuant to this Agreement.

(g)Litigation and Other Proceedings. There is no pending or, to the Knowledge of the Company, threatened claim, action, suit, arbitration, complaint, charge or investigation or proceeding (each an “Action”) against the Company or the Bank or any of their respective assets, rights or properties which, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, nor is the Company or the Bank a party or named as subject to the provisions of any order, writ, injunction, settlement, judgment or decree of any court, arbitrator or government agency, or instrumentality, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h)Financial Statements. The Company has made available to the Investor its unaudited financial statements (including balance sheet, income statement and statement of cash flows) for the nine-month period ended September 30, 2014, and its audited financial statements for the fiscal year ended December 31, 2013, each as filed with the SEC (the “Company Financial Statements”). The Company Financial Statements (i) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries, (ii) complied, as of their respective date of such filing, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) present fairly the consolidated financial position of the Company and the Company Subsidiaries at the dates indicated and the consolidated results of operations, changes in shareholders’ equity and cash flows of the Company and the Company Subsidiaries for the periods specified therein (subject to the absence of notes and normal and recurring year-end audit adjustments not material to the financial condition of the Company and the Company Subsidiaries in the case of the unaudited interim financial statements). The Company Financial Statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein.

(i)Authorization and Description of Securities. The Subscribed Securities to be sold pursuant to this Agreement have been duly and validly authorized and such Subscribed Securities, when

EXHIBIT 10.1

issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens, other than restrictions on transfer provided for or contemplated in this Agreement or imposed by applicable securities Laws, and shall not be subject to preemptive or similar rights; no holder of the Subscribed Securities will be subject to personal liability by reason of being such a holder; and the sale of the Subscribed Securities is not subject to the preemptive rights of any securityholder of the Company which have not been waived or to which notice has not been given. The Common Stock has been registered pursuant to Section 12(b) of the Exchange Act, the outstanding Common Stock is listed on NASDAQ, and the Company has taken no action designated to, or likely to have the effect of, terminating the listing of the outstanding Common Stock on NASDAQ, nor has the Company received any written notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

(j)Off-Balance Sheet Transactions. There are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(k)Reports. Since December 31, 2013, each of the Company and each Company Subsidiary has filed all material reports, registrations, documents, filings, statements and submissions, together with any required amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”) and has paid all material fees and assessments due and payable in connection therewith. As of their respective filing dates, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities, as the case may be. As of the date of this Agreement, there are no outstanding comments from the SEC or any other Governmental Entity with respect to any Company Report that were enumerated within such report or otherwise were the subject of written correspondence with respect thereto. Each of the Company Reports, including the documents incorporated by reference therein, contained all the information required to be included in it when it was filed and, with respect to each Company Report filed with or furnished to the SEC, as of the date of such Company Report, or if amended prior to the date of this Agreement, as of the date of such amendment, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in it, in light of the circumstances under which they were made, not misleading and complied as to form in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. Copies of all material Company Reports not otherwise publicly filed have, to the extent allowed by applicable Law, been made available to the Investor by the Company.

(l)Internal Accounting. The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) promulgated under the Exchange Act) to ensure that material information relating to the Company, including its consolidated Company Subsidiaries, is made known to the chief executive officer or executive chairman and the chief financial officer of the Company by others within those entities, and (ii) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the board of directors (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting (as defined in Rule 13a-15(f) promulgated under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of

EXHIBIT 10.1

the date of this Agreement, the Company has no Knowledge of any reason that its outside auditors and its chief executive officer or executive chairman and chief financial officer shall not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, without qualification (except to extent expressly permitted by the rules and regulations promulgated thereunder), when next due.

(m)Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than employee stock options) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of the Company or one of the Company Subsidiaries or for the account of a customer of the Company or one of the Company Subsidiaries, were entered into in the ordinary course of business and in accordance with prudent business practice and applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed to be financially responsible at the time. The Company and each of the Company Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder.

(n)No Undisclosed Liabilities. Except as set forth on Schedule 2.1(n), neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in the Company Financial Statements, to the extent required to be so reflected or reserved against in accordance with GAAP, except for (1) liabilities that have arisen since December 31, 2013 in the ordinary and usual course of business and consistent with past practice, and (2) liabilities that have not had and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)Foreign Corrupt Practices Act. None of the Company, any of the Company Subsidiaries or, to the Knowledge of the Company, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Company or any of the Company Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, the Company Subsidiaries and, to the Knowledge of the Company, its other Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(p)Anti-Money Laundering Laws. The operations of the Company and the Company Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions applicable to the Company and the Company Subsidiaries, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no Action involving the Company or any of the Company Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best Knowledge of the Company, threatened.

EXHIBIT 10.1

(q)OFAC. None of the Company or any Company Subsidiary, nor, to the Knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or a Company Subsidiary is currently the subject or the target of any sanctions administered or enforced by the U.S. government, including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State, the United Nations Security Council or other relevant sanctions authority (collectively, the “Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Company Subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five (5) years, the Company and the Company Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(r)Customer Information. The Company is not aware of, has not been advised of, and, to the Knowledge of the Company, has no reason to believe that any facts or circumstances exist that would cause it or any Company Subsidiary to be deemed to be not operating in compliance in all material respects with the applicable privacy and customer information requirements contained in any federal or state privacy Laws and regulations, including without limitation, Title V of the Gramm-Leach-Bliley Act of 1999 and the regulations promulgated thereunder. The Company is not aware of any facts or circumstances that would cause it to believe that any nonpublic customer information has been disclosed to or accessed by an unauthorized third party in a manner that would cause it to undertake any material remedial action.

(s)Absence of Certain Changes. Since December 31, 2013, (i) the Company and the Company Subsidiaries have conducted their respective businesses in all material respects in the ordinary and usual course of business consistent with past practices, (ii) none of the Company or any Company Subsidiary has issued any securities (other than Common Stock and other equity-based awards issued prior to the date of this Agreement pursuant to Benefit Plans and reflected in Section 2.1(c)) or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of business, (iii) the Company has not made or declared any distribution in cash or in kind to its shareholders or issued or repurchased any shares of its Capital Stock, (iv) no fact, event, change, condition, development, circumstance or effect has occurred that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (v) no material default (or event which, with notice or lapse of time, or both, would constitute a material default) exists on the part of the Company or any Company Subsidiary or, to the Knowledge of the Company, on the part of any other party, in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any Company Subsidiary is a party and which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(t)Possession of Licenses and Permits. Each of the Company and the Bank possess such permits, licenses, approvals, consents and other authorizations, orders and approvals of and has made all filings, applications and registrations with the appropriate Governmental Entity (collectively, “Governmental Licenses”) necessary to conduct the business now operated by the Company or the Bank;

EXHIBIT 10.1

the Company and the Bank are in compliance with the terms and conditions of all such Governmental Licenses, except where the failures so to comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor the Bank has received any written notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(u)Compliance with Laws. The Company and the Bank have complied in all material respects and (i) are not in default or violation in any respect of, (ii) are not under investigation with respect to, and (iii) have not been threatened to be charged with or given notice of any material violation of, any applicable material domestic (federal, state or local) or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any Governmental Entity (each, a “Law”), other than such noncompliance, defaults, violations or investigations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Governmental Entity has placed any material restriction on the business or properties of the Company or the Bank.

(v)Agreements with Regulatory Agencies. Neither the Company nor the Bank is subject or is party to, or has received any notice or advice that any of them may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, formal agreement, consent agreement, or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or since December 31, 2013, has adopted any board resolutions at the request of, any Governmental Entity that currently relates to or restricts in any material respect the conduct of its business or that in any manner relates to its capital adequacy, credit policies, management or business (each, a “Regulatory Agreement”), nor has the Company nor any of the Company Subsidiaries been advised since December 31, 2013, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement. There is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of the Company Subsidiaries, except where the failure to comply would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(w)Material Contracts; Defaults. All of the Material Contracts are in full force and effect and are legal, valid, binding and enforceable in accordance with their terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles) (i) as to the Company or any of the Company Subsidiaries, as the case may be, and (ii) to the Knowledge of the Company, as to the other parties to such Material Contracts. Neither the Company nor any of the Company Subsidiaries and, to the Knowledge of the Company, no other party, is in violation, breach or default of any material obligation, condition or covenant under any of the Material Contracts, and neither the Company nor any of the Company Subsidiaries has received any notice that any of the Material Contracts will be terminated or will not be renewed. Neither the Company nor any of the Company Subsidiaries has received from or given to any other Person any notice of default or other violation under any of the Material Contracts, nor, to the Knowledge of the Company, does any condition exist or has any event occurred which with notice or lapse of time or both would constitute a default thereunder. “Material Contracts” shall mean those contracts required to be publicly filed with the SEC by

EXHIBIT 10.1

the Company pursuant to Item 601 of Regulation S-K as an exhibit to any report required by the Exchange Act.

(x)Insurance. The Company and the Bank are presently insured for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured. All of the policies, bonds and other arrangements providing for the foregoing (the “Company Insurance Policies”) are in full force and effect, the premiums due and payable thereon have been or will be timely paid through the Closing Date, and there is no material breach or default (and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute such a material breach or default) by the Company or the Bank under any of the Company Insurance Policies or, to the Knowledge of the Company, by any other party to the Company Insurance Policies.

(y)Title. The Company and the Bank have good and marketable title in fee simple to all real property owned by them and good title to all other properties owned by them, in each case free and clear of all Liens, except for Liens which do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Bank.

(z)Intellectual Property Rights. The Company and the Bank own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know‑how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor the Bank has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict, if the subject of an unfavorable decision, ruling or finding, or invalidity or inadequacy, could, individually or in the aggregate, result in a Material Adverse Effect.

(aa)Employee Benefits. Any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or the Bank or their ERISA Affiliates (all such plans, collectively referred to as the “Benefit Plans”) is in compliance in all material respects with ERISA; no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Benefit Plan established or maintained by the Company, the Bank or any of their ERISA Affiliates; no Benefit Plan established or maintained by the Company, the Bank or any of their ERISA Affiliates, if such Benefit Plan were terminated, would have any material “amount of unfunded benefit liabilities” (as defined under ERISA); none of the Company, the Bank nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any Benefit Plan or (B) Sections 412, 4971, 4975 or 4980B of the Code; each Benefit Plan established or maintained by the Company, the Bank or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the Knowledge of the Company, nothing has occurred whether by action or failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or any Company Subsidiary, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Code, of which the Company or such Company Subsidiary is a member.

EXHIBIT 10.1

(ab)Environmental Laws. Each of the Company and the Bank is in compliance with all Environmental Law, except where such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and to the Knowledge of the Company, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future. To the Knowledge of the Company, under applicable Law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any claim under any Environmental Law, including common law, against the Company or the Bank which would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

(ac)Taxes. All material Tax Returns required to be filed by, or on behalf of, the Company or the Company Subsidiaries have been timely filed, or will be timely filed, in accordance with all Laws, and all such Tax Returns are, or shall be at the time of filing, complete and correct in all material respects. The Company and the Company Subsidiaries have timely paid all material Taxes due and payable (whether or not shown on such Tax Returns), or, where payment is not yet due, have made adequate provisions in accordance with GAAP. There are no Liens with respect to Taxes upon any of the assets or properties of either the Company or the Company Subsidiaries other than with respect to Taxes not yet due and payable.

(ad)Absence of Labor Dispute. No labor problem or dispute with the employees of the Company or the Bank exists or, to the Company’s Knowledge, is threatened or imminent, and, to the Company’s Knowledge, there is no existing or imminent labor disturbance by the employees of any of its or the Bank’s principal suppliers, contractors or customers, that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(ae)Brokers and Finders. Neither the Company nor any of its officers, directors, employees or agents has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Company in connection with this Agreement or the other Agreements.

(af)Offering of Securities. Neither the Company nor any Person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Subscribed Securities to be issued pursuant to this Agreement under the Securities Act and the rules and regulations of the SEC promulgated thereunder) which would subject the offering, issuance or sale of any of such securities to the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Subscribed Securities pursuant to the transactions contemplated by this Agreement. Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer and sale of the Subscribed Securities by the Company to the Investor.

(ag)Investment Company Status. The Company is not, and upon consummation of the transactions contemplated by this Agreement will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated Person” of, or “promoter” or “principal underwriter” of, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

EXHIBIT 10.1

(ah)Registration Rights. Except as described in this Agreement or as Previously Disclosed, (A) there are no outstanding contractual or statutory rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale of, any shares of capital stock of or other equity interest in the Company and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register any securities of the Company owned or to be owned by such person; except in the case of clauses (A) and (B) which have not been waived on or prior to the date hereof.

2.2    Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date (except for the representations and warranties that are as of a specific date which shall be made as of that date) that:

(a)Organization and Authority. The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and where failure to be so qualified would be reasonably expected to materially and adversely impair or delay its ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby.

(b)Authorization. The Investor has the necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its board of directors, general partner or managing members, investment committee, investment adviser or other authorized person, as the case may be, and no further approval or authorization by any of its shareholders, partners or other equity owners, as the case may be, is required. This Agreement has been duly and validly executed and delivered by the Investor and, assuming due authorization, execution and delivery by the Company, is the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles).

(c)No Conflicts. Neither the execution, delivery and performance by the Investor of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Investor with any of the provisions hereof, will (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of any Liens upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (1) its articles of incorporation or bylaws, its certificate of limited partnership or partnership agreement or its similar governing documents or (2) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which the Investor may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph (and assuming the correctness of the representations and warranties of the Company), violate any Law applicable to the Investor or any of its properties or assets except in the case of clauses (A)(2) and (B) for such violations, conflicts and breaches as would not reasonably be expected to materially adversely affect the Investor’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby on a timely basis.

EXHIBIT 10.1

(d)Governmental Consents. Assuming the correctness of the representations and warranties of the Company contained herein, no Governmental Consents are necessary to be obtained by the Investor for the execution and delivery of this Agreement or for the purchase by the Investor of the Subscribed Securities pursuant to this Agreement.

(e)Purchase for Investment. The Investor acknowledges that the Subscribed Securities have not been registered under the Securities Act or under any state securities laws. The Investor understands that it is acquiring the Subscribed Securities pursuant to an exemption from registration under the Securities Act and other applicable securities laws, and it (i) is acquiring the Subscribed Securities solely for investment with no present intention to distribute any of the Subscribed Securities to any Person, (ii) will not sell or otherwise dispose of any of the Subscribed Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Subscribed Securities and of making an informed investment decision and (iv) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act).

(f)Brokers and Finders. Neither the Investor, nor its respective Affiliates nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees, and no broker or finder has acted directly or indirectly for the Investor in connection with this Agreement or the transactions contemplated hereby. The Investor acknowledges that it is purchasing the Subscribed Securities directly from the Company.

(g)Investment Decision. The Investor, or the duly appointed investment manager to the Investor (the “Investment Manager”), if applicable, has independently evaluated the merits of its decision to purchase the Subscribed Securities pursuant to this Agreement, and the Investor confirms that neither it, nor its Investment Manager (if applicable), has relied on the advice of any other person’s business and/or legal counsel in making such decision. The Investor understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Subscribed Securities constitutes legal, tax or investment advice. The Investor has consulted such accounting, legal, tax and investment advisors as it has deemed necessary or appropriate in connection with its purchase of the Subscribed Securities. Except for this Agreement, there are no agreements or understandings with respect to the transactions contemplated by this Agreement between the Investor or any of its Affiliates, on the one hand, and (i) any of the Other Investors or any of their respective Affiliates, (ii) the Company or (iii) the Company Subsidiaries, on the other hand.

(h)Financial Capability. At the Closing, the Investor shall have available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement.

(i)Access to Information. The Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Subscribed Securities and the merits and risks of investing in the Subscribed Securities; (ii) access to information about the Company and the Company Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; (iii) the opportunity to obtain such additional information that the Company possesses or can

EXHIBIT 10.1

acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Investment; and (iv) the opportunity to ask questions of management.

(j)No Reliance. The Investor has not relied on any representation or warranty in connection with the Investment other than those contained in this Agreement.

(k)Offering of Securities. To the Investor’s knowledge, the Investor was not contacted by means of any general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer and sale of the Subscribed Securities to be purchased pursuant to this Agreement.

ARTICLE 3

COVENANTS
3.1    Confidentiality. The Investor acknowledges that the information being provided to it in connection with the transactions contemplated hereby is subject to the terms of the confidentiality agreement heretofore entered into between the Investor and the Company (the “Confidentiality Agreement”), the terms of which are incorporated herein by reference.

3.2    Most Favored Nation; Other Private Placements. In connection with the Other Private Placements, if the Company enters into a subscription or other investment agreement that contains terms or  conditions more favorable to an investor than the terms provided to the Investor under this Agreement, then the Company, with the prior written consent of the Investor, will modify or revise the terms of this Agreement in order for the transaction contemplated hereby to reflect any more favorable terms provided to any such other investor.

3.3    Reasonable Best Efforts. Upon the terms and subject to the conditions herein provided, except as otherwise provided in this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done and to assist and cooperate with the other parties hereto in doing all things necessary, proper or advisable under Laws to consummate and make effective the transactions contemplated hereby.

3.4    Legend.

(a)    The Investor agrees that all certificates or other instruments representing the Subscribed Securities subject to this Agreement shall bear a legend substantially to the following effect, until such time as they are not required under Section 3.4(b):

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
(b)    Upon request of the Investor, the Company shall promptly cause such legend to be removed from any certificate for any Subscribed Securities to be so transferred if (i) such Subscribed

EXHIBIT 10.1

Securities are being transferred pursuant to a registration statement in effect thereto or (ii) such Subscribed Securities are being transferred pursuant to an exemption from registration under the Securities Act and applicable state laws subject to receipt by the Company of an opinion of counsel for the Investor reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act and applicable state laws. The Investor acknowledges that the Subscribed Securities have not been registered under the Securities Act or under any state securities laws and agrees that it shall not sell or otherwise dispose of any of the Subscribed Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

3.5    Registration Rights.

(a)Registration.

(i)Subject to the terms and conditions of this Agreement, the Company covenants and agrees that as promptly as practicable after (and in any event no more than ninety (90) days after) the Closing Date (the “Filing Deadline”), the Company shall have prepared and filed with the SEC one or more Shelf Registration Statements covering the resale of all of the Registrable Securities (or, if permitted by the rules of the SEC, otherwise designate an existing Shelf Registration Statement filed with the SEC to cover such Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective as soon as practicable (and in any event no later than the Effectiveness Deadline) and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until the time as there are no such Registrable Securities owned by the Lead Investors remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires). The Company shall register the resale of the Registrable Securities on Form S-3 or such other form it is eligible to use.

(ii)Any registration pursuant to Section 3.5(a)(i) shall be effected by means of an offering to be made on a continuous basis under the Securities Act (a “Shelf Registration Statement”) in accordance with the methods and distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act.

(b)Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the Holders selling in such registration pro rata on the basis of the aggregate number of securities or shares being sold.

(c)Obligations of the Company. The Company shall use its reasonable best efforts, for so long as there are Registrable Securities outstanding, to take such actions as are under its control to not become an ineligible issuer (as defined in Rule 405 under the Securities Act). In addition, whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(i)file a final prospectus with the SEC, as required by Rule 424(b) under the Securities Act;

EXHIBIT 10.1

(ii)provide to each Holder a copy of any disclosure regarding the plan of distribution of the selling Holders, in each case, with respect to such Holder, at least three (3) Business Days in advance of any filing with the SEC of any registration statement or any amendment or supplement thereto that includes such information;

(iii)prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement and, subject to this Section 3.5(c), keep such registration statement effective or such prospectus supplement current;

(iv)prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(v)furnish to the Holders and any underwriters such number of correct and complete copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them;

(vi)use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(vii)notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (which notice shall not contain any material non-public information);

(viii)give prompt written notice to the Holders (which notice shall not contain any material, non-public information):

(A)when any registration statement filed pursuant to Section 3.5(a) or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

(B)of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(C)of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

EXHIBIT 10.1

(D)of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(E)of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(F)if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 3.5(c)(xii) cease to be true and correct;

(ix)use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 3.5(c)(viii)(C) at the earliest practicable time;

(x)upon the occurrence of any event contemplated by Section 3.5(c)(vii) or 3.5(c)(viii)(E) and subject to the Company’s rights under Section 3.5(d), the Company shall promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xi)use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities;

(xii)in the event of an underwritten offering pursuant to Section 3.5(a)(i), enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows,” similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling shareholders and the managing underwriter(s), if any, with respect to the business of the Company and the Company Subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accounts of any business acquired by the Company for which financial statements and financial data are included in the applicable registration statement) who have certified the financial statements included in such registration statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings, and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities

EXHIBIT 10.1

being sold in connection therewith, their counsel or the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

(xiii)make available for inspection by a representative of Holders that are selling shareholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information, in each case, reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement;

(xiv)cause all such Registrable Securities to be listed on each securities exchange on which the same class of securities issued by the Company are then listed or, if the same class of securities is not then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities of such class to be listed on the NASDAQ;

(xv)if requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request;

(xvi)timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xvii)in the event the SEC informs the Company that all of the Registrable Securities then outstanding cannot, as a result of the application of Rule 415 under the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial registration statement as required by the SEC and/or (B) withdraw the initial registration statement and file a new registration statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3, Form S-1 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or new registration statement, the Company shall be obligated to use its reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. In the event the Company amends the initial registration statement or files a new registration statement, as the case may be, under clauses (A) or (B) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3, Form S-1 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended, or the new registration statement.

(d)Suspension of Sales. Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement

EXHIBIT 10.1

of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable the use of such registration statement, prospectus or prospectus supplement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such Holder has received copies of a supplemented or amended prospectus or prospectus supplement, or until such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice (each such suspension, a “Suspension Period”). No single Suspension Period shall exceed thirty (30) consecutive days and the aggregate of all Suspension Periods shall not exceed ninety (90) days during any twelve (12) month period.

(e)Termination of Registration Rights. A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

(f)Furnishing Information.

(i)Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(ii)It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 3.5(c) as to a selling Holder that such selling Holder, and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

(g)Indemnification.

(i)The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all Losses, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable to such Indemnitee in any such case to the extent that any such Loss is based solely upon (i) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee expressly for

EXHIBIT 10.1

use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) offers or sales effected by or on behalf such Indemnitee “by means of” (as defined in Rule 159A under the Securities Act) a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnitee and shall survive the transfer of the Registrable Securities by the Holders.

(ii)If any proceeding shall be brought or asserted against any Indemnitee, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnitee and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnitee to give such notice shall not relieve the Company of its obligations or liabilities pursuant to this Agreement, except to the extent that it shall be finally determined by a court of competent jurisdiction that such failure shall have materially and adversely prejudiced the Company in its ability to defend such action. An Indemnitee shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee or Indemnitees unless: (1) the Company has agreed in writing to pay such fees and expenses; (2) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnitee in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnitee and the Company; provided, that the Company shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnitees. The Company shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. The Company shall not, without the prior written consent of the Indemnitee, effect any settlement of any pending proceeding in respect of which any Indemnitee is a party, unless such settlement includes an unconditional release of such Indemnitee from all liability on claims that are the subject matter of such proceeding. Subject to the terms of this Agreement, all fees and expenses of the Indemnitee (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 3.5(g)(ii)) shall be paid to the Indemnitee, as incurred, within thirty (30) days of written notice thereof to the Company; provided, that the Indemnitee shall promptly reimburse the Company for that portion of such fees and expenses applicable to such actions for which such Indemnitee is finally judicially determined to not be entitled to indemnification hereunder.

(iii)If the indemnification provided for in Section 3.5(g)(i) is unavailable to an Indemnitee with respect to any Losses or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 3.5(g)(iii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in

EXHIBIT 10.1

Section 3.5(g)(i). No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(iv)The indemnity and contribution agreements contained in this Section 3.5(g) are in addition to any liability that the Company may have to the Indemnitees and are not in diminution or limitation of the indemnification provisions under Article 5 of this Agreement.

(h)Assignment of Registration Rights. The rights of the Investor to registration of Registrable Securities pursuant to Section 3.5(a) may be assigned by the Investor to a transferee or assignee of Registrable Securities if (i) either (A) there is transferred to such transferee no less than $1,000,000 in Registrable Securities or (B) such transferee is an Affiliate of the Investor, and (ii) such transfer is permitted under the terms hereof; provided, however, that the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

(i)Rule 144 Reporting. With a view to making available to the Investor and Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(i)make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(ii)so long as the Investor or a Holder owns any Registrable Securities, furnish to the Investor or such Holder forthwith upon request: (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; (B) a copy of the most recent annual or quarterly report of the Company; and (C) such other reports and documents as the Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration; and

(iii)to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(j)As used in this Section 3.5, the following terms shall have the following respective meanings:

(i)“Effective Date” means the date that the Shelf Registration Statement filed pursuant to Section 3.5(a)(i) is first declared effective by the SEC.

(ii)“Effectiveness Deadline” means, with respect to the initial Shelf Registration Statement required to be filed pursuant to Section 3.5(a)(i), the earlier of (i) the 60th calendar day following the Filing Deadline and (ii) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

EXHIBIT 10.1

(iii)“Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 3.5(h) hereof.

(iv)“Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(v)“Register,” “registered” and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement.

(vi)“Registrable Securities” means (A) all Subscribed Securities purchased by the Investor pursuant to this Agreement and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (A) by way of conversion, exercise or exchange thereof or stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities shall cease to be Registrable Securities (1) when they are sold pursuant to an effective registration statement under the Securities Act, (2) when they shall have ceased to be outstanding, or (3) when they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one registration statement at one time.

(vii)“Registration Expenses” means all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Section 3.5, including, without limitation, all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show,” the reasonable fees and disbursements of Holders’ Counsel, and the expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(viii)“SEC Guidance” means (i) any publicly available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

(ix)“Selling Expenses” means all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder, other than the fees and disbursements of Holders’ Counsel included in Registration Expenses.

(k)The Company agrees that the foregoing provisions of this Section 3.5 are in addition to and do not alter any registration rights any of the Investors might have under other agreements with the Company, including the investment agreements with Carlyle and Oak Hill.

(l)On or prior to the Acceptance Date, the Investor shall furnish to the Company a fully completed Selling Shareholder Questionnaire attached as Appendix I hereto for use in the

EXHIBIT 10.1

preparation of the Shelf Registration Statement and all of the information contained therein will be true and correct as of the Closing Date.

3.6    Exchange Listing. The Company shall use its reasonable best efforts to cause the Subscribed Securities to be issued pursuant to this Agreement to be approved for listing on NASDAQ, subject to official notice of issuance, as promptly as possible and in any event prior to the Closing.

3.7     Continued Listing. The Company shall take all steps necessary to prevent the Common Shares from being delisted from NASDAQ, including, without limitation, effecting a reverse stock split of the Common Stock, if necessary, to comply with NASDAQ Listing Rule 5550(a)(1).

3.8    Rule 144A Information Requirement. If at any time the Company is no longer subject to the reporting requirements of the Exchange Act, it will furnish to the Holders and prospective purchasers of the Subscribed Securities designated by the Holders, upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

ARTICLE 4

TERMINATION
4.1    Termination. This Agreement may be terminated prior to the Closing:

(a)by mutual written agreement of the Company and the Investor;

(b)by any party, upon written notice to the other party, in the event that the Closing does not occur on or before January 15, 2015; provided, however, that the right to terminate this Agreement pursuant to this Section 4.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(c)by the Investor, upon written notice to the Company, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, in each case such that a closing condition in Section 1.1(c)(i) would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured within fifteen (15) days after the Company’s receipt of written notice of such breach from the Investor, provided that this Section 4.1(c) shall only apply if the Investor is not in material breach of any of the terms of this Agreement;

(d)by the Company, upon written notice to the Investor, if (i) there has been a breach of any representation, warranty, covenant or agreement made by the Investor in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that a closing condition in Section 1.1(c)(ii)would not be satisfied and (ii) such breach or condition is not curable or, if curable, is not cured within fifteen (15) days after the Investor’s receipt of written notice of such breach from the Company; provided that this Section 4.1(d) shall only apply if the Company is not in material breach of any of the terms of this Agreement; or

(e)by any party, upon written notice to the other parties, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action

EXHIBIT 10.1

restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable;

4.2    Effects of Termination. In the event of any termination of this Agreement as provided in Section 4.1, this Agreement (other than Section 3.1, this Article 4 and Article 6 of this Agreement, which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for fraud or willful breach of this Agreement.

ARTICLE 5

INDEMNITY

5.1    Indemnification by the Company.

(a)After the Closing, and subject to Sections 5.1(b), 5.3 and 5.4, the Company shall indemnify, defend and hold harmless to the fullest extent permitted by Law the Investor and its Affiliates, and their successors and assigns, officers, directors, partners, members and employees, as applicable, (the “Investor Indemnified Parties”) against, and reimburse any of the Investor Indemnified Parties for, all Losses that any of the Investor Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with (1) the inaccuracy or breach of any representation or warranty made by the Company in this Agreement or any certificate delivered pursuant hereto or thereto, (2) any breach or failure by the Company to perform any of its covenants or agreements contained in this Agreement and (3) any action, suit, claim, proceeding or investigation by any shareholder of the Company or any other Person (other than the Investor or any Investor Indemnified Party) relating to this Agreement or the transactions contemplated hereby.

(b)Notwithstanding anything to the contrary contained herein, the Company shall not be required to indemnify, defend or hold harmless any of the Investor Indemnified Parties against, or reimburse any of the Investor Indemnified Parties for, any Losses pursuant to Section 5.1(a)(1) (other than Losses arising out of the inaccuracy or breach of any Company Specified Representations) (i) with respect to any claim (or series of related claims arising from the same underlying facts, events or circumstances) unless such claim (or series of related claims arising from the same underlying facts, events or circumstances) involves Losses in excess of $25,000 (the “De Minimis Amount”) (nor shall any such claim or series of related claims that do not meet the De Minimis Amount be applied to or considered for purposes of calculating the aggregate amount of the Losses by any of the Investor Indemnified Parties for which the Company has responsibility under clause (ii) of this Section 5.1(b)); and (ii) until the aggregate amount of the Investor Indemnified Parties’ Losses for which the Investor Indemnified Parties are finally determined to be otherwise entitled to indemnification under Section 5.1(a) exceeds $100,000 (the “Deductible”), after which the Company shall be obligated for all of the Investor Indemnified Parties’ Losses for which the Investor Indemnified Parties are finally determined to be otherwise entitled to indemnification under Section 5.1(a)(1) that are in excess of the Deductible. Notwithstanding anything to the contrary contained herein, the Company shall not be required to indemnify, defend or hold harmless the Investor Indemnified Parties against, or reimburse the Investor Indemnified Parties for, any Losses pursuant to Section 5.1(a)(1) in a cumulative aggregate amount exceeding the aggregate purchase price paid by the Investor to the Company pursuant to this Agreement (other than Losses arising out of the inaccuracy or breach of any Company Specified Representations).

EXHIBIT 10.1

(c)Notwithstanding anything to the contrary contained herein, except with respect to claims that Carlyle or Oak Hill (each of Carlyle and Oak Hill, a “Lead Investor”) are not capable of asserting, no claims may be made under Section 5.1(a) by any Investor Indemnified Party unless (i) the Lead Investors have asserted such a claim under this Agreement (or shall have otherwise been compensated by the Company in respect of any matter that could have been asserted as such a claim), and (ii) such claims (including the type and amount of recovery sought by such claim) are the same claims as the Lead Investor claims with recovery to be shared ratably (excluding sharing recovery with any Lead Investor who has already been compensated by the Company).

(d)For purposes of Section 5.1(a), in determining whether there has been a breach of a representation or warranty, the parties hereto shall ignore any “materiality,” “Knowledge,” “Material Adverse Effect” or similar qualifications.

5.2    Indemnification by the Investor.

(a)After the Closing, and subject to Sections 5.2(b), 5.3 and 5.4, the Investor shall indemnify, defend and hold harmless to the fullest extent permitted by Law the Company and its Affiliates and their respective successors and assigns, officers, directors, partners, members and employees (collectively, the “Company Indemnified Parties”) against, and reimburse any of the Company Indemnified Parties for, all Losses that the Company Indemnified Parties may at any time suffer or incur, or become subject to, as a result of or in connection with (1) the inaccuracy or breach of any representation or warranty made by the Investor in this Agreement or any certificate delivered pursuant hereto or (2) any breach or failure by such Investor to perform any of its covenants or agreements contained in this Agreement.

(b)Notwithstanding anything to the contrary contained herein, the Investor shall not be required to indemnify, defend or hold harmless any of the Company Indemnified Parties against, or reimburse any of the Company Indemnified Parties for any Losses pursuant to Section 5.2(a)(1) (other than Losses arising out of the inaccuracy or breach of any Investor Specified Representations) (i) with respect to any claim (or series of related claims arising from the same underlying facts, events or circumstances) unless such claim (or series of related claims arising from the same underlying facts, events or circumstances) involves Losses in excess of the De Minimis Amount (nor shall any such claim or series of related claims that do not meet the De Minimis Amount be applied to or considered for purposes of calculating the aggregate amount of the Losses by any of the Company Indemnified Parties for which the Investor has responsibility under clause (ii) of this Section 5.2(b)); and (ii) until the aggregate amount of the Company Indemnified Parties’ Losses for which the Company Indemnified Parties are finally determined to be otherwise entitled to indemnification under Section 5.2(a) exceeds the Deductible, after which the Investor shall be obligated for all of the Company Indemnified Parties’ Losses for which the Company Indemnified Parties are finally determined to be otherwise entitled to indemnification under Section 5.2(a)(1) that are in excess of such Deductible. Notwithstanding anything to the contrary contained herein, the Investor shall not be required to indemnify, defend or hold harmless the Company Indemnified Parties against, or reimburse the Company Indemnified Parties for, any Losses pursuant to Section 5.2(a)(1) in a cumulative aggregate amount exceeding the aggregate purchase paid by the Investor to the Company pursuant to this Agreement (other than Losses arising out of the inaccuracy or breach of any of the Investor Specified Representations).

(c)For purposes of Section 5.2(a), in determining whether there has been a breach of a representation or warranty, the parties hereto shall ignore any “materiality” or similar qualifications.

EXHIBIT 10.1

5.3    Notification of Claims.

(a)Any Person that may be entitled to be indemnified under this Agreement (the “Indemnified Party”) shall promptly notify the party or parties liable for such indemnification (the “Indemnifying Party”) in writing of any claim in respect of which indemnity may be sought hereunder, including any pending or threatened claim or demand by a third party that the Indemnified Party has determined has given or could reasonably give rise to a right of indemnification under this Agreement (including a pending or threatened claim or demand asserted by a third party against the Indemnified Party) (each, a “Third Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Agreement except to the extent that the Indemnifying Party is materially prejudiced by such failure. The parties agree that notices for claims in respect of a breach of a representation, warranty, covenant or agreement must be delivered prior to the expiration of any applicable survival period specified in Section 6.1 for such representation, warranty, covenant or agreement; provided, that if, prior to such applicable date, a party hereto shall have notified the other parties hereto in accordance with the requirements of this Section 5.3(a) of a claim for indemnification under this Agreement (whether or not formal legal action shall have been commenced based upon such claim), such claim shall continue to be subject to indemnification in accordance with this Agreement notwithstanding the passing of such applicable date.

(b)Upon receipt of a notice of a claim for indemnity from an Indemnified Party pursuant to Section 5.3(a) in respect of a Third Party Claim, the Indemnifying Party may, by notice to the Indemnified Party delivered within twenty (20) Business Days of the receipt of notice of such Third Party Claim, assume the defense and control of any Third Party Claim, with its own counsel reasonably acceptable to the Indemnified Party and at its own expense. The Indemnified Party shall have the right to employ counsel on its own behalf for, and otherwise participate in the defense of, any such Third Party Claim, but the fees and expenses of its counsel will be at its own expense unless (1) the employment of counsel by the Indemnified Party at the Indemnifying Party’s expense has been authorized in writing by the Indemnifying Party, as applicable, (2) the Indemnified Party reasonably believes there may be a conflict of interest between the Indemnified Party and the Indemnifying Party in the conduct of the defense of such Third Party Claim, (3) the Indemnified Party reasonably believes there are legal defenses available to it that are different from, additional to or inconsistent with those available to the Indemnifying Party, or (4) the Indemnifying Party has not in fact employed counsel to assume the defense of such Third Party Claim within a reasonable time after receipt of notice of the commencement of such Third Party Claim, in each of which cases the fees and expenses of such Indemnified Party’s counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event any Investor Indemnified Party is similarly situated with any other "Investor Indemnified Party" under any of the other Agreements with respect to any Third Party Claim, and does not have any conflict of interest with such Person in the conduct of the defense of such Third Party Claim or have legal defenses available to it that are different from, additional to or inconsistent with those available to such Person, such Investor Indemnified Party shall be required to employ the same counsel as such Person and the Company shall be responsible for the fees and expenses of only one such counsel for such Investor Indemnified Party and such other Person or Persons (assuming any of clauses (1) through (4) is satisfied). The Indemnified Party may take any actions reasonably necessary to defend such Third Party Claim prior to the time that it receives a notice from the Indemnifying Party as contemplated by the immediately preceding sentence. The Indemnified Party shall, and shall cause each of their Affiliates and representatives to, use reasonable best efforts to cooperate with the Indemnifying Party in the defense of any Third Party Claim. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld), consent to a settlement, compromise or discharge of, or the entry of any judgment arising from,

EXHIBIT 10.1

any Third Party Claim, unless such settlement, compromise, discharge or entry of any judgment does not involve any statement, finding or admission of any fault, culpability, failure to act, violation of Law or admission of any wrongdoing by or on behalf of the Indemnified Party, and the Indemnifying Party shall (i) pay or cause to be paid all amounts arising out of such settlement or judgment concurrently with the effectiveness of such settlement or judgment (unless otherwise provided in such judgment), (ii) not encumber any of the material assets of any Indemnified Party or agree to any restriction or condition that would apply to or materially adversely affect any Indemnified Party or the conduct of any Indemnified Party’s business and (iii) obtain, as a condition of any settlement, compromise, discharge, entry of judgment (if applicable), or other resolution, a complete and unconditional release of each Indemnified Party in form and substance reasonably satisfactory to such Indemnified Party from any and all liabilities in respect of such Third Party Claim. An Indemnified Party shall not settle, compromise or consent to the entry of any judgment with respect to any claim or demand for which it is seeking indemnification from the Indemnifying Party or admit to any liability with respect to such claim or demand without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed); provided that such consent shall not be required if the Indemnifying Party has not fulfilled any material obligations under this Section 5.3(b).

(c)In the event any Indemnifying Party receives a notice of a claim for indemnity from an Indemnified Party pursuant to Section 5.3(a) that does not involve a Third Party Claim, the Indemnifying Party shall notify the Indemnified Party within twenty (20) Business Days following its receipt of such notice whether the Indemnifying Party disputes its liability to the Indemnified Party under this Agreement. The Indemnified Party shall reasonably cooperate with and assist the Indemnifying Party in determining the validity of any such claim for indemnity by the Indemnified Party.

5.4    Indemnification Payment. In the event a claim or any Action for indemnification hereunder has been finally determined, the amount of such final determination shall be paid by the Indemnifying Party to the Indemnified Party on demand in immediately available funds; provided, however, that any reasonable and documented out-of-pocket expenses incurred by the Indemnified Party as a result of such claim or Action shall be reimbursed promptly by the Indemnifying Party upon receipt of an invoice describing such costs incurred by the Indemnified Party. A claim or an Action, and the liability for and amount of damages therefor, shall be deemed to be “finally determined” for purposes of this Agreement when the parties hereto have so determined by mutual agreement or, if disputed, when a final non-appealable governmental order has been entered into with respect to such claim or Action.

5.5    Exclusive Remedies. Each party hereto acknowledges and agrees that following the Closing, the indemnification provisions hereunder shall be the sole and exclusive remedies of the parties hereto for any breach of the representations, warranties or covenants contained in the this Agreement. No investigation of the Company by the Investor, or of the Investor by the Company, whether prior to or after the date of this Agreement, shall limit any Indemnified Party’s exercise of any right hereunder or be deemed to be a waiver of any such right. The parties agree that any indemnification payment made pursuant to this Agreement shall be treated as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

ARTICLE 6

MISCELLANEOUS
6.1    Survival. The representations and warranties of the parties hereto contained in this Agreement shall survive in full force and effect until the date that is eighteen (18) months after the

EXHIBIT 10.1

Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period), at which time they shall terminate and no claims shall be made for indemnification under Section 5.1 or Section 5.2, as applicable, for breaches of representations or warranties thereafter, except the Company Specified Representations (other than the representations and warranties made in Section 2.1(cc), which shall survive until sixty (60) days after the expiration of the applicable statute of limitations) and the Investor Specified Representations shall survive the Closing indefinitely. The covenants and agreements set forth in this Agreement shall survive until the earliest of the duration of any applicable statute of limitations or until performed or no longer operative in accordance with their respective terms.

6.2    Other Definitions. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. In addition, the following terms shall have the meanings assigned to them below:

(a) “Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person provided that no security holder of the Company shall be deemed to be an Affiliate of any other security holder or of the Company or any of the Company Subsidiaries solely by reason of any investment in the Company, for purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities by contract or otherwise;

(b)“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or in the State of North Carolina generally are authorized or required by Law or other governmental actions to close;

(c)“Capital Stock” means capital stock or other type of equity interest in (as applicable) a Person;

(d)“Code” means the Internal Revenue Code of 1986, as amended;

(e)“Company Specified Representations” means the representations and warranties made in Section 2.1(a), Section 2.1(c), Section 2.1(d), Section 2.1(cc), and Section 2.1(ee);

(f) “Environmental Laws” means all federal, state or local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment;

(g)“Governmental Consent” means any notice to, registration, declaration or filing with, exemption or review by, or authorization, order, consent or approval of, any Governmental Entity, or the expiration or termination of any statutory waiting periods;

EXHIBIT 10.1

(h)“Governmental Entity” means any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization or securities exchange;

(i)“Investor Specified Representations” means the representations and warranties made in Section 2.2(b) and Section 2.2(f);

(j)“Knowledge” of the Company and words of similar import mean the knowledge of any of Robert L. Reid, David L. Nielsen, Neil A. Machovec, Gregory P. Murphy, Angus M. McBryde III, Beth S DeSimone, or Maggie Norris;

(k)“Losses” means any and all losses, damages, reasonable costs, reasonable expenses (including reasonable attorneys’ fees and disbursements), liabilities, settlement payments, awards, judgments, fines, obligations, claims, and deficiencies of any kind, excluding special, consequential, exemplary and punitive damages;

(l)“Material Adverse Effect” means any circumstance, event, change, development or effect that, individually or in the aggregate, would reasonably be expected to (i) result in a material adverse effect on the assets, liabilities, business, condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) materially impair or delay the ability of the Company or any of the Company Subsidiaries to perform its or their obligations under this Agreement to consummate the Closing or any of the transactions contemplated hereby; provided, however, that in determining whether a Material Adverse Effect has occurred under clause (i), there shall be excluded any effect to the extent resulting from (A) actions or omissions of the Company or any Company Subsidiary expressly required or contemplated by the terms of this Agreement, (B) changes after the date hereof in general economic conditions in the United States, including financial market volatility or downturn, (C) changes after the date hereof affecting generally the industries or markets in which the Company and the Company Subsidiaries operate, (D) acts of war, sabotage or terrorism, military actions or the escalation thereof, or outbreak of hostilities, (E) any changes after the date hereof in applicable Laws or accounting rules or principles, including changes in GAAP, (F) the announcement or pendency of the transactions contemplated by this Agreement, (G) changes in the market price or trading volume of the Common Stock or the Company’s other outstanding securities (but not the underlying causes of such changes) or (H) any failure by the Company or the Company Subsidiaries to meet any internal projections or forecasts with regard to the assets, liabilities, business, condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole (but not the underlying causes of such failure); provided further, however, that any circumstance, event, change, development or effect referred to in clauses (B), (C), (D) and (E) shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such circumstance, event, change, development or effect has a disproportionate effect on the Company and the Company Subsidiaries compared to other participants in the industries or markets in which the Company and the Company Subsidiaries operate;

(m)“Person” means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, Governmental Entity or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity;

(n)“Previously Disclosed” includes information publicly disclosed by the Company in (i) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed by it with the SEC, (ii) the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March

EXHIBIT 10.1

31, 2014, June 30, 2014 and September 30, 2014, (iii) the Company’s Definitive Proxy Statement on Schedule 14A, as filed by it with the SEC on April 8, 2014, or (iv) any Current Report on Form 8-K filed or furnished by it with the SEC since January 1, 2014, in each case available prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature);

(o)“Rule 144” means such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time;

(p)“SEC” means the Securities and Exchange Commission;

(q)“Tax” or “Taxes” means all United States federal, state, local or foreign income, profits, estimated, gross receipts, windfall profits, severance, property, intangible property, occupation, production, sales, use, license, excise, emergency excise, franchise, capital gains, capital stock, employment, withholding, transfer, stamp, payroll, goods and services, value added, alternative or add-on minimum tax, or any other tax, custom, duty or governmental fee, or other like assessment or charge of any kind whatsoever, together with any interest, penalties, fines, related liabilities or additions to tax that may become payable in respect thereof imposed by any Governmental Entity, whether or not disputed;

(r)“Tax Return” means any return, declaration, report or similar statement required to be filed with respect to any Taxes (including any attached schedules), including, without limitation, any information return, claim or refund, amended return and declaration of estimated Tax;

(s)the word “or” is not exclusive;

(t)the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(u)the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision; and

(v)all article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit and schedule references not attributed to a particular document shall be references to such exhibits and schedules to this Agreement.

6.3    Amendment and Waivers. The conditions to each party’s obligation to consummate the Closing are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by Law. No amendment or waiver of any provision of this Agreement will be effective against any party hereto unless it is in a writing signed by a duly authorized officer of such party.

6.4    Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered electronically, and scanned and emailed signatures shall be binding upon the parties as if actual signature pages had been delivered.

EXHIBIT 10.1

6.5    Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of New York applicable to contracts made and to be performed entirely within such State.

6.6    Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York sitting in the borough of Manhattan, New York, New York, so long as such court shall have subject matter jurisdiction over such suit, action or proceeding or, if it does not have subject matter jurisdiction, in any New York State court sitting in the borough of Manhattan, New York, New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.8 shall be deemed effective service of process on such party. The parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts referred to above for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

6.7    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.8    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy or facsimile, upon confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service, or (c) on the third Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

(a)If to the Investor, at the address set forth on the signature page to this Agreement:

(b)If to the Company:

CommunityOne Bancorp
1017 E. Morehead Street Suite 200
Charlotte, North Carolina 28204
Attn: General Counsel
Email: beth.desimone@community1.com
with a copy (which copy alone shall not constitute notice) to each of:
Arnold & Porter LLP
555 Twelfth Street NW

EXHIBIT 10.1

Washington, D.C. 20004
Attn:    Brian McCormally
Paul Freshour
Fax: (202) 942-5999
6.9    Entire Agreement. This Agreement (including the Annexes and Schedules hereto) and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, inducements or conditions, both written and oral, among the parties, with respect to the subject matter hereof and thereof.

6.10    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Subscribed Securities to be issued pursuant to this Agreement. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign some or all of its rights hereunder without the consent of the Company to any Affiliate of the Investor, and such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights and shall be bound by the terms and conditions of this Agreement that apply to the Investor.

6.11    Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.12    Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person (including any of the Other Investors) other than the parties hereto, any benefit right or remedies, except that the provisions of Sections 5.1 and 5.2 shall inure to the benefit of the Persons referred to in such Sections.

6.13    Expenses. Except as otherwise provided in this Agreement, each of the parties will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereby.

6.14    Public Announcements. The Investor will not make (and will use its reasonable best efforts to ensure that its Affiliates and representatives do not make) any news release or public disclosure with respect to this Agreement and any of the transactions contemplated hereby, without first consulting with the Company and, in each case, also receiving the Company’s consent (which shall not be unreasonably withheld or delayed).

6.15    Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement are several and not joint with the obligations of any of the Other Investors, and the Investor shall be responsible in any way for the performance of the obligations of any of the Other Investors under any Agreement. The decision of the Investor to purchase the Subscribed Securities pursuant to this Agreement has been made by the Investor independently of any other non-affiliated Other Investors and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or

EXHIBIT 10.1

prospects of the Company, which may have been made or given by any other non-affiliated Other Investor or by any agent or employee of any other non-affiliated Other Investors, and neither the Investor nor any of its agents or employees shall have any liability to any of the Other Investors (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained in this Agreement, and no action taken by the Investor pursuant hereto or thereto, shall be deemed to constitute any of the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any of the Investors and the Other Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and the Investor, solely, and not between the Company and the Investor and the Other Investors collectively and not between and among the Investor and the Other Investors. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

6.17    No Recourse; Limitation of Liability. This Agreement may only be enforced against the named parties hereto. All claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may be made only against the entities that are expressly identified as parties hereto or that are subject to the terms hereof, and no past, present or future director, officer, employee, incorporator, member, manager, partner, shareholder, Affiliate, agent, attorney or representative of any party hereto (including any person negotiating or executing this Agreement on behalf of a party hereto) shall have any liability or obligation with respect to this Agreement or with respect to any claim or cause of action, whether in tort, contract or otherwise, that may arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement and the transactions contemplated hereby. The Company agrees that, whether or not this Agreement is terminated, to the extent it has incurred Losses or damages in connection with this Agreement, (a) the maximum liability of the Investor shall be limited to the Purchase Price payable by the Investor pursuant to this Agreement and (b) the Investor shall not be liable for any special, indirect, exemplary, consequential or punitive damages in connection with this Agreement.

EXHIBIT 10.1

Appendix I

SELLING SHAREHOLDER QUESTIONNAIRE

The undersigned beneficial owner of Common Shares (the “Common Shares”) of CommunityOne Bancorp (the “Company”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a Registration Statement for the registration and resale of Common Shares that qualifies as Registrable Securities, in accordance with the terms of a Subscription Agreement (the “Subscription Agreement”) between the Company and the Investor(s) named therein. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.    Name.
(a)    Full Legal Name of Selling Securityholder
_________________________________________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:
__________________________________________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):
__________________________________________________________________________________________

2.    Address for Notices to Selling Securityholder:
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________

Telephone:__________________________________________________________________        Fax:_______________________________________________________________________        Contact Person:______________________________________________________________
3.    Beneficial Ownership of Registrable Securities:
Type and Number of Shares of Registrable Securities beneficially owned and purchased pursuant to the Subscription Agreement:
Common Stock:______________________________________________________________

EXHIBIT 10.1

4.    Broker-Dealer Status:
(a)    Are you a broker-dealer?
Yes     No
Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?
Yes     No

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of a purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly with any person to distribute the Registrable Securities?

Yes     No
Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Securities of the Company Other than the Registrable Securities Owned by the Selling Securityholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.
Type and Amount of Other Securities beneficially owned by the Selling Securityholder:
__________________________________________________________________________________________
__________________________________________________________________________________________
__________________________________________________________________________________________

6.     Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:
__________________________________________________________________________________________

7.     Please fill in the table below as you would like it to appear in the Registration Statement. Include footnotes where appropriate.

EXHIBIT 10.1

Name of Selling Shareholder	Number of Shares of Common Stock Beneficially Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Beneficially Owned After Offering

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
________________________________________________________________________________________________
1 Securities “beneficially owned” would include securities held by you for your own benefit, whether in bearer form or registered in your own name or otherwise (regardless of whether or how they are registered), such as, for example, securities held for you by custodians, brokers, relatives, executors, administrators or trustees, and securities held for your account by pledgees, securities owned by a partnership in which you are a member, and securities owned by any corporation which is or should be regarded as a personal holding corporation of yours. You are also considered to be the beneficial owner of a security if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security or (2) investment power, which includes the power to dispose, or to direct the disposition, of such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days, including but not limited to any right to acquire (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

EXHIBIT 10.1

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated: _________________________        Beneficial Owner: _________________________
By: _____________________________________
Name:
Title:

PLEASE (1) FAX OR EMAIL A COPY OF THE COMPLETED AND EXECUTED
NOTICE AND QUESTIONNAIRE, AND (2) RETURN THE ORIGINAL BY
OVERNIGHT MAIL, TO:

CommunityOne Bancorp
1017 East Morehead Street
Charlotte, NC 28204
Att: Beth S. DeSimone
Facsimile: 980-819-6294
Email: beth.desimone@community1.com